UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote is Missing We urgently need your vote! Goldman Sachs Middle Market Lending Corp II YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com SAMPLE-EPR

Goldman Sachs Middle Market Lending Corp II ACTION REQUIRED YOUR VOTE IS URGENTLY NEEDED SAMPLE-EPN

YOUR VOTE IS CRITICAL! PLEASE VOTE NOW IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN Goldman Sachs Middle Market Lending Corp II Recently, we sent you proxy materials regarding the Annual Meeting of Stockholders that is scheduled for November 9, 2022. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the company to obtain a sufficient number of votes to hold the meeting as scheduled. Your vote is important no matter how many shares of stock you own. Please vote promptly so your vote can be received prior to the 2022 Annual Meeting of Stockholders. Goldman Sachs Middle Market Lending Corporation has made it very easy for you to vote. You can fill out and mail in the enclosed proxy card in the envelope provided or, you can choose one of the following methods: VOTE ONLINE VOTE BY PHONE SPEAK WITH A SPECIALIST To vote online, visit the website To use your touch-tone phone to place To speak with a live proxy specialist http://www.proxyvote.com. your vote, call this toll-free number: to answer any proxy-related questions Enter the control number that appears 1-800-690-6903. and/or place your vote, call this on the enclosed proxy card and follow Have the enclosed proxy card with the toll-free number: the on-screen prompts to vote. control number available and follow 1-833-501-4843 the touch-tone prompts to vote. Monday through Friday 9am – 10pm, Eastern Time. THANK YOU FOR VOTING

Let’s Vote on it. Let your proxy vote be heard. Goldman Sachs Middle Market Lending Corp II YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com SAMPLE- EPB

Goldman Sachs Middle Market Lending Corp II Your vote is very important. Please vote your shares today. The annual shareholder meeting will be held on November 9, 2022. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed 0000 0000 0000 0000 form. For your convenience, we’ve highlighted 0000 0000 0000 0000 NOTE: This is not an actual Control Number. where you can find your unique Control Number. Please refer to the proxy card for If you have any questions or need assistance, your unique Control Number. please call 1-833-501-4843.ll 1-833-501-4843 FOUR WAYS TO VOTE 0000 0000 0000 0000 ONLINE PHONE QR CODE MAIL 0000 0000 0000 0000 WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING NOTE: This is not an actual Control Number. Please have your proxy card in hand Call 1-833-501-4843 Monday Vote by scanning the Mark, sign and date your Please refer to the voting instruction form when accessing the website. There to Friday, 9:00 a.m. to 10:00 Quick Response Code or ballot and return it in the for your unique Control Number. are easy-to-follow directions to help p.m. ET to speak with a proxy “QR Code” on the Proxy postage-paid envelope you complete the electronic voting specialist. Card/VIF enclosed. provided. instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote

Goldman Sachs Middle Market Lending Corp II Your vote is needed! Dear Fellow Stockholder: We are pleased to inform you that we are preparing for our upcoming annual meeting, which will be held on November 9, 2022. We must successfully complete this year’s annual meeting proxy process in advance of the date of the meeting in order not to adjourn the annual meeting. Enclosed are the proxy materials, which describe the proposed amendments in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-833-501-4843. Failure to obtain the required votes for all of the proposals will adjourn the company meeting, and will need to be rescheduled until all voting requirements are met. Sincerely, [TBD] FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL PROXY QUESTIONS? WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Call 1-833-501-4843 Please have your proxy card call 1-833-501-4843 Monday Vote by scanning the Mark, sign and date in hand when accessing the to Friday, 9:00 a.m. to 10:00 Quick Response Code or your ballot and return website. There are easy-to-follow p.m. ET to speak with a proxy “QR Code” on the Proxy it in the postage-paid directions to help you complete specialist. Card/VIF enclosed. envelope provided. the electronic voting instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. SAMPLE-LTR